EXHIBIT 99

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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-D
                             POOL PROFILE (3/9/2004)

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
                                                        ------------------------       ------------------------
                                                               10/1 POOL                      Tolerance
                                                        ------------------------       ------------------------
  AGGREGATE PRINCIPAL BALANCE                                      $357,257,477                     (+/- 5.00%)

  MORTGAGE LOAN CUTOFF DATE                                            1-Apr-04                            N/A
  INTEREST RATE RANGE                                                 3.5 - 6.5                            N/A
  GROSS WAC                                                              5.179%                  (+ / - 10 bps)
  WEIGHTED AVERAGE SERVICE FEE                                         37.5 bps
  MASTER SERVICING FEE                                                  1.0 bps on Securitization only
  WAM (in months)                                                           359                  (+/- 2 months)

  WALTV                                                                     62%                   (maximum +5%)

  CALIFORNIA PERCENT                                                        65%                   (maximum +5%)
  SINGLE LARGEST ZIP CODE PERCENT                                            2%                  (maximum  +2%)

  AVERAGE LOAN BALANCE                                                 $535,618              (maximum +$25,000)
  LARGEST INDIVIDUAL LOAN BALANCE                                    $1,855,521            (maximum $2,100,000)

  CASH OUT REFINANCE PERCENT                                                10%                  (maximum  +5%)

  PRIMARY RESIDENCE PERCENT                                                 97%                   (minimum -5%)

  SINGLE FAMILY DETACHED PERCENT                                            87%                   (minimum -5%)

  FULL DOCUMENTATION PERCENT                                                47%                   (minimum -5%)

  WA FICO                                                                   737                    (minimum -5)

  UNINSURED > 80% LTV PERCENT                                                0%                   (maximum +3%)

  RELOCATION PERCENT                                                       3.9%                   (minimum -2%)

  GROSS MARGIN                                                           2.750%                   (+ / - 5 bps)

  GROSS LIFECAP                                                         10.179%                  (+ / - 10 bps)

  WA MONTHS TO NEXT ROLL                                                    119                (+ / - 3 months)

  INTEREST ONLY PERCENT                                                      0%                  (maximum  +5%)

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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      (1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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

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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-D
                               PRICING INFORMATION
                             POOL PROFILE (3/9/2004)
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     COLLATERAL              All Mortgage Loans will Index off the One Year CMT.
                       None of the Mortgage Loans have a convertibility feature. Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                  Each Mortgage Loan has a 5% Lifetime Rate Cap.

     RATING AGENCIES                                          TBD by Wells Fargo

     PASS THRU RATE                           Net WAC or Ratio Stripped/Variable

     STRUCTURE                              TO CONFORM TO WFMBS 2002-B or 2004-C
                                                           EXCEPT AS NOTED BELOW
                    (Call WF Structured Finance at the number below for details)

     AAA STRUCTURE DUE DATE                                            26-Mar-04                             9:00 AM

     Structures received or changes to structures past the due date will incur a
                                                                    $10,000 fee.
     PRICING DATE

     SETTLEMENT DATE                                                   14-Apr-04

     ASSUMED SUB LEVELS                                       Assumed Rating Agencies AGG Assumed Levels
     Levels and Rating Agencies for                       AAA     Moody's/S&P            2.85%
     2004-D to be determined by                            AA         S&P                1.60%
     Wells Fargo                                            A         S&P                0.90%
     These levels are for bid purposes only.              BBB         S&P                0.60%
     Any change in actual levels will not result           BB         S&P                0.35%
     in price changes.                                      B         S&P                0.15%

                                                              Note:  AAA Class will be rated by two rating agencies.
                                                              AA through B Classes will be rated by one rating agency.
                                                              Additional tranche ratings will be paid for by the sub underwriter.

     NOTE: Please note the following specifics of the 2004-D structure:
     Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated Loan Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP% No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


     * This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.



     WFMBS CONTACTS                                 Brad Davis (301) 846-8009
                                                    Gretchen Leff (301) 846-8356
                                                    Mike Miller (301) 815-6397


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

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                            WFASC Denomination Policy
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
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Minimum
                                                                               Denomination      Physical      Book Entry
Type and Description of Certificates                                              (1)(4)       Certificates   Certificates
----------------------------------------------------------------------------------------------------------------------------
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                            $ 25,000         Allowed        Allowed

Companion classes for PAC, TAC, Scheduled Classes                                $100,000         Allowed        Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates   $100,000         Allowed        Allowed

Notional and Nominal Face IO                                                        (2)           Allowed        Allowed

Residual Certificates                                                               (3)          Required      Not Allowed

All other types of Class A Certificates                                             (5)             (5)            (5)


Class B (Investment Grade)                                                       $100,000         Allowed        Allowed

Class B (Non-Investment Grade)                                                   $250,000         Required     Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.